CONSENT OF SPITZER & FELDMAN PC





         WE HEREBY CONSENT to the reference to our firm in the filing of Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A of Millennium Funds, Inc., as filed with the Securities and Exchange Commission on October 31, 2000.

                                                 SPITZER & FELDMAN P.C.





Dated:   New York, New York
         October 31, 2000